DEED OF TRUST AND SECURITY AGREEMENT

     THIS DEED OF TRUST AND SECURITY AGREEMENT (the "Deed of Trust"), made this 27th day of December, 1989, by LONDONTOWN CORPORATION, a Delaware corporation having an office at Londontown Boulevard, Eldersburg, Maryland 21784 ("Borrower"), to DANIEL L. WIENEKE and JACK N. ZEMIL, as Trustees ("Trustees"), for the benefit of METLIFE CAPITAL CREDIT CORPORATION, a Delaware corporation having an office at Ten Stamford Forum, Stamford, Connecticut 06904 ("Lender").

                                   WITNESSETH:

     WHEREAS, pursuant to the Loan Commitment dated October 16, 1989, between Borrower and Lender, Lender has agreed to loan to Borrower the maximum principal amount of up to $14,000,000.00 (the "Loan") the repayment of which is to be secured by the execution and delivery of this Deed of Trust; and

     WHEREAS, to evidence the terms of repayment of the Loan with interest, Borrower has duly executed and delivered a deed of trust note of even date herewith in the principal amount of $14,000,000.00 (the "Note"); and

     WHEREAS, this Deed of Trust was executed and delivered to secure: (i) the repayment of the Note and the monies advanced by Lender and evidenced by the Note, with interest thereon in accordance with the terms and conditions of the Note and this Deed of Trust, and (ii) the performance of covenants, agreements and conditions contained in any and all other documents which Borrower has executed and delivered or may hereafter execute and deliver to Lender in connection with the Loan, to evidence or secure any such sums advanced under any of the foregoing documents and including, without limitation, the Assignment of Leases and Rents and the Financing Statements, each of even date herewith which secure the payment and performance of all of the foregoing (which documents, as same may be modified or amended from time to time, are hereafter collectively referred to as the "Loan Documents"); and

     WHEREAS, all things necessary to make the Note a valid and binding obligation of Borrower, and to make this Deed of Trust a valid and binding instrument to secure the payment of the Note in accordance with its terms, have been duly performed and the execution and delivery of the Note and this Deed of Trust by Borrower have been duly authorized; and

     WHEREAS, Borrower is the fee simple owner of the Property (as hereinafter defined).

     NOW, THEREFORE, THIS DEED OF TRUST WITNESSETH:

     THAT, in consideration of the premises and of the acceptance by the Trustees of the trusts hereby created; and of the Loan, and the acceptance of the Note by Lender, and of the sum of $1.00 in hand paid by Trustees, at or before the ensealing and delivery of these presents, the receipt and sufficiency of which is hereby acknowledged, and in order to secure the payment of the principal of, and the interest and premiums, if any, on the Note, the payment of all other and further sums due or which may become due under the Note or the other Loan Documents, including future advances, if any, and the performance of the covenants, agreements, and provisions contained herein and in the other Loan Documents, Borrower has executed and delivered these presents and has irrevocably bargained, sold, granted, conveyed, assigned, transferred and set over, and by these presents does hereby irrevocably bargain, sell, grant, convey, assign, transfer and set over unto Trustees and their and each of their successors and assigns in trust with power of sale and the right of entry and possession, forever, all of its fee simple interest in the land, more particularly described in Exhibit A attached hereto and made a part hereof (the "Land"), and any buildings and improvements (including but not limited to site work, utilities conduits owned by Borrower, paving and landscaping), now or hereafter located thereon (the "Improvements") (the Land and the Improvements are together hereinafter referred to as the "Property").

     TOGETHER WITH:

     (a) all and singular the rights, alleys, ways, waters, tenements, hereditaments, easements, appurtenances, riparian rights, advantages, accessions and privileges, whether public or private, now or hereafter belonging or appertaining to the Property or any part thereof, including, without limitation, all right, title and interest of Borrower, if any, in and to all streets, roads and public places, opened or proposed, whether presently owned or after-acquired and also all the estate, property, claim, right, title or interest now owned or hereafter acquired by Borrower in or to the Property and/or Collateral (as hereinafter defined) or any part thereof;

     (b) all fixtures, fittings, furnishings, appliances, apparatus, equipment, and machinery, and all articles of personal property of every kind and nature whatsoever now or hereafter located in or upon any interest or estate in land herein conveyed or any part thereof and used or usable in connection with any present or future operation of the Property and now owned or hereafter acquired by Borrower including, without limiting the generality of the foregoing, all screens, storm windows and doors, floor coverings, shrubbery, plants, boilers, tanks, machinery, wall racking and rail systems, conveyor systems, wiring, furnaces, radiators, blinds and all heating, lighting and flood lighting, plumbing, power, water, refrigerating, gas, electric, ventilating, air conditioning, fire protection, sprinkler, maintenance and incinerating systems and equipment, elevators and escalators and including all equipment now or hereafter installed and used in the operation of the Property and all building material, supplies and equipment now or hereafter delivered to the Property and now or hereafter installed therein; and all renewals or replacements thereof or articles in substitution thereof; and all proceeds and profits thereof; it being understood and agreed that, all of the estate, right, title and interest of Borrower in and to all property of any nature whatsoever now or hereafter situated on the Property and essential to the utilization and operation of the Property, to the extent permitted by law, shall be deemed to be fixtures and an accession to the freehold and a part of the realty as between the parties hereto, and shall be deemed to be a portion of the security for the indebtedness herein mentioned and secured by this Deed of Trust; provided, however, that notwithstanding the provisions of this subsection (b), furniture, equipment, machinery and personal property (including all replacements thereof) owned by lessees of

Borrower, if any, shall not be deemed to be subject to the lien of this Deed of Trust and the security interest created hereunder. If the lien of this Deed of Trust on any fixtures or personal property be subject to a lease agreement, conditional sale agreement or chattel mortgage covering such property, then in the event of any Default hereunder all the rights, title and interest of Borrower in and to any and all deposits made thereon or therefor are hereby assigned to Trustees, together with the benefit of any payments now or hereafter made thereon. There is also transferred, set over and assigned by Borrower to Trustees, their successors and assigns, all leases and use agreements of machinery, equipment and other personal property of Borrower in the categories hereinabove set forth, under which Borrower is the lessee of, or entitled to use, such items, and Borrower agrees to execute and deliver to Trustees or Lender specific separate assignments to Trustees or Lender of such leases and agreements when requested by Trustees or Lender; but nothing herein shall obligate Trustees or Lender to perform any obligations of Borrower under such leases or agreements unless they so choose, which obligations Borrower hereby covenants and agrees to punctually perform. The items set forth in this Paragraph (b) and in Paragraphs (c), (d), (e), (f) and (g) hereof are sometimes hereinafter separately referred to as "Collateral";

     (c) all right, title and interest of Borrower in and to all rents, incomes, profits, security deposits, contract rights, plans and specifications, rights in action with respect to the Property, general intangibles and benefits under any and all leases or tenancies now existing or hereafter created on or for the Property or any part thereof with the right to receive and apply the same to said indebtedness;

     (d) all right, title and interest of Borrower in and to all judgments, awards of damages and settlements hereafter made as a result of or in lieu of any taking of the Property or any part thereof or interest therein under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the Property or any part thereof or interest therein, including any award for change of grade of streets;

     (e) all proceeds of casualty, rent or business interruption insurance policies covering the Property or the Collateral or both;

     (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims; and

     (g) all licenses and permits from any governmental authority necessary for or reasonably appropriate to the use and operation of the Property. To the extent any individuals or corporations other than Borrower are licensees or permittees under any such licenses or permits, Borrower agrees to use reasonable efforts in good faith to cause each such individual or corporation to execute an assignment of such license or permit to Trustees in form and content reasonably satisfactory to Lender and to file such assignment with the appropriate governmental agency. Borrower further agrees that it will not allow any substitution or change in the licensees or permittees under any such license or permit without the prior written consent of Trustees and Lender, such consent not to be unreasonably withheld or delayed if such substitution or change in licensees or permittees is to a subsidiary or affiliate of the Borrower.

     TO HAVE AND TO HOLD the Property and Collateral and all other interests described above unto Trustees, the survivors and the survivor of them and their or his successor or successors in the trust, in fee simple.

     BUT IN TRUST, NEVERTHELESS to secure to Lender and to Trustees for the benefit of Lender (a) the payment of all sums of money secured hereby, including all sums of principal and interest due or to become due under the Note, all other moneys now or hereafter advanced or expended by Trustees or Lender as provided for herein or in any other of the Loan Documents and all costs, expenses, commissions, and reasonable attorney's fees now or hereafter chargeable to, or incurred by, or disbursed by Trustees, Lender or Borrower as provided for herein, or in any other of the Loan Documents, or by applicable law, and (b) the performance of, observance of and compliance with, by Borrower, all of the terms, covenants, conditions, stipulations and agreements contained herein or in any of the Loan Documents.

     PROVIDED, HOWEVER, that until the occurrence of an Event of Default (as hereinafter defined) hereunder or under any of the other Loan Documents, and subject to any provisions hereof or the Assignment of Leases and Rents to the contrary, Borrower shall have the sole right to remain in peaceful possession of the Property, and to collect, receive and retain the rents, revenues, profits, proceeds, income and royalties therefrom.

     PROVIDED FURTHER, HOWEVER, that if Borrower shall pay or cause to be paid to Lender the principal and interest to become due thereupon at the time and in the manner stipulated in the Note, and shall pay or cause to be paid all other sums payable hereunder and under the other Loan Documents and all indebtedness hereby secured, then, in such case, the estate, right, title and interest of Trustees and Lender in the Property shall cease, determine and become void, and upon proof being given to the reasonable satisfaction of Lender that the Note, together with interest thereon have been paid or satisfied, and upon payment of all fees, costs, charges, expenses and liabilities chargeable or incurred or to be incurred by Trustees or Lender under the Loan Documents, and of any other sums as provided thereunder or hereunder, Trustees shall, upon receipt of the written request of Lender cancel, release and discharge this Deed of Trust and cause same to be cancelled and marked satisfied of record.

     AND THIS DEED OF TRUST FURTHER WITNESSETH, that Borrower, for itself, its successors and assigns, has covenanted and agreed and does hereby covenant and agree with Trustees, and their and each of their successor or successors in the trust, and each of their assigns, and Lender as follows:


                                    ARTICLE I

                              Borrower's Covenants

     Borrower covenants and agrees with Trustees and Lender that:

     1.01 Title.

          (a) Borrower warrants that at the time of the execution and delivery of this Deed of Trust: (i) Borrower is the owner of the fee simple title to the Property and is lawfully seized and possessed of such interest in the Property subject to no liens, charges or encumbrances other than the exceptions to title in Schedule B of Title Commitment No. LTC 14982, issued by Transamerica Title Insurance Company, originally dated November 20, 1989, and redated effective as of the date hereof; (ii) this Deed of Trust is and shall remain a valid and enforceable first lien on Borrower's fee simple interest in the Property, subject only to those exceptions to title in Schedule B of Title Commitment No. LTC 14982, issued by Transamerica Title Insurance Company, originally dated November 20, 1989, and redated effective as of the date hereof; and (iii) Borrower and Borrower's successors and assigns shall warrant specially and defend the same forever against the lawful claims and demands of all persons whomsoever claiming by, through or under Borrower.

          (b) Borrower has and shall maintain title to the Collateral including any additions or replacements thereto free of all security interests, liens and encumbrances, other than as disclosed to and accepted by Lender in writing, and has good right to subject the Collateral to the security interest hereunder.

          (c) Borrower shall, at the cost of Borrower, and without expense to Lender, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, assignments, notices of assignments, transfers and assurances as Lender shall from time to time reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto Trustees or Lender the Property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Trustees or Lender, or for carrying out the intention of facilitating the performance of the terms of this Deed of Trust and, within fifteen (15) days after demand, shall execute and deliver, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Collateral or the Property.

          (d) Borrower forthwith upon the execution and delivery of this Deed of Trust, and thereafter from time to time as reasonably required by Lender, shall cause this Deed of Trust and any security instrument creating a lien or evidencing the lien hereof upon the Collateral and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Trustees or Lender in, the Property and the Collateral.

          (e) Borrower shall pay all filing, registration or recording fees, and all reasonable expenses incident to the preparation, execution and acknowledgment of this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Collateral, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Deed of Trust, any deed of trust supplemental hereto, any security instrument with respect to the Collateral or any instrument of further assurance whether imposed at the time of executing the Note or imposed at any time prior to the Note being paid and satisfied in full. In the event of the passage after the date of this Deed of Trust of any law changing in any way the laws for the taxation of deeds of trust or debts secured by deeds of trust, or the manner of collection of any such taxation so as to affect this Deed of Trust, Lender may give thirty (30) days written notice to Borrower requiring the payment of the indebtedness secured hereby. If such notice be given, the indebtedness secured hereby shall become due and payable at the expiration of said thirty (30) days; provided, however, that such requirement of payment shall be ineffective if Borrower is permitted by law to pay the whole of such tax in addition to all other payments required hereunder, without any penalty or charge thereby accruing to Lender, and if Borrower in fact pays such tax prior to the date upon which payment is required by such notice.

          (f) Subject to the right of Borrower to contest such laws, as set forth in Paragraph 1.04 hereof, Borrower shall comply with all present and future regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to Borrower, to the Property, to the Collateral or any part thereof or to the use or operation thereof.

     1.02 Payment of Note and Escrow Account.

          (a) Borrower shall promptly and punctually pay all installments of principal and interest, and all other sums to become due under the Note and the other Loan Documents, in the manner provided in the Note, this Deed of Trust and the other Loan Documents.

          (b) After the  occurrence of an Event of Default as defined in Section
2.01 herein, by Borrower under the Note or any of the other Loan Documents, and upon Lender's demand, Borrower shall pay to Lender together with and in addition to the monthly payments of principal and interest payable under the terms of the Note secured hereby, on the first day of each month, until the Note is fully paid, a sum equal to: (i) the annual taxes, levies, charges, fees and special assessments due on the Property covered by this Deed of Trust; and (ii) the annual premiums for the insurance policies as may be required under Paragraph
1.05 hereof, Borrower agreeing to deliver promptly to Lender all bills and notices thereof, less all sums already paid therefor, divided by the number of months remaining before thirty (30) days prior to the date when such premiums, taxes, levies, charges, fees and special assessments, as the case may be, will become delinquent, such sums to be held by Lender to pay said premiums, taxes and special assessments. If the amounts to be paid for the taxes, levies, charges, fees and special assessments are not ascertainable at the time any deposit is required to be made, the deposit shall be made on the basis of the amounts of such payments for the prior year as adjusted for known or reasonably anticipated increases in such taxes, charges and premiums, and upon the amounts of such payments being fixed for the then current year, Borrower, upon notice from Lender, shall deposit any deficiency with Lender. Such payments, hereinafter referred to as "Reserves," may be held without any allowance of interest or dividend to Borrower and need not be kept separate and apart from other escrow funds of Lender. All payments mentioned in this paragraph and all payments to be made under the Note secured hereby shall be added together and the aggregate amount thereof shall be paid by Borrower each month in a single payment to be applied by

Lender to the payment of the following items in the order set forth:(i) taxes, levies, charges, fees, special assessments, fire and other hazard insurance premiums; (ii) interest on the Note secured hereby; and (iii) amortization of the principal of said Note.

          (c) The arrangement provided for in Paragraph 1.02(b) is solely for the added protection of Lender and entails no responsibility on Lender's part beyond the provision of notice to Borrower to make such payments to Lender and the allowance of due credit, without interest, for the sums actually received by it. Upon assignment of this Deed of Trust by Lender, any funds on hand pursuant to this Article 1 shall be turned over to the assignee, and any responsibility of the assignor with respect thereto shall terminate upon the making of such payment to such assignee.

          (d) If the total of the Reserves, described in Paragraph 1.02(b) hereof, shall exceed the amount of payments actually applied by Lender as set forth in Paragraph 1.02(b), such excess may be credited by Lender on subsequent payments to be made by Borrower or, at the option of Lender, refunded to Borrower or its successors in interest as may appear on the records of Lender, except to the extent that it may not do so under Title 12 of the Commercial Law Article of the Annotated Code of Maryland (1975 Replacement Volume and 1980 Cum. Supp.). If, however, the Reserves shall not be sufficient to pay the sums required when the same shall become due and payable, Borrower upon notice from Lender shall immediately deposit with Lender the full amount of any such deficiency. If there is an Event of Default under this Deed of Trust or any of the other Loan Documents, Lender may, but shall not be required to apply, at any time, the balance then remaining in the funds accumulated under Paragraph 1.02(b) hereof, less such sums as will become due and payable during the pendency of the proceedings, against the amounts due and payable under the Note, or under any other of the Loan Documents, except to the extent that it may not do so under Title 12 of the Commercial Law Article of the Annotated Code of Maryland (1975 Replacement Volume and 1980 Cum. Supp.).

     1.03 Maintenance, Repair and Inspection. Borrower shall keep the Property and Collateral in good operating order, repair and condition and shall not commit or permit any waste thereof. Borrower shall, in accordance with all applicable building codes and regulations, make all repairs, replacements, renewals, additions and improvements and complete and restore promptly and in good workmanlike manner any building or improvements which may be constructed, damaged, or destroyed thereon, and pay when due all costs incurred therefor. Borrower shall not remove from the Property or demolish any of the Collateral, nor demolish or materially alter such Property or Collateral, except as permitted in accordance with Sections 1.11 and 1.16 herein, without the prior written consent of Lender, such consent not to be unreasonably withheld or delayed. Borrower shall permit Trustees or Lender or their agents the opportunity to inspect the Property, including the interior of any structures, at any reasonable times, as often as may be reasonably requested by Lender or Trustees, and upon reasonable prior notice to Borrower. Lender and Trustees shall observe Borrower's safety requirements during the conduct of such inspections.

     1.04 Compliance with Laws. Borrower shall comply with all laws, ordinances, regulations, permits, covenants, conditions, orders, decrees, and restrictions of any governmental boards, agencies, authorities or commissions affecting Borrower, the Property, the Collateral or the operation or use of the Property or Collateral, and shall pay all fees or charges of any kind in connection therewith. Borrower shall promptly after receipt thereof report to Lender all notices of violations of any laws, ordinances, regulations, permits, covenants and restrictions. Borrower shall have the right to postpone such compliance to contest in good faith the validity or applicability to Borrower, the Property, the Collateral or the uses thereof, of such laws, ordinances, regulations, orders and restrictions, so long as Borrower notifies Lender in writing of its intention to contest the validity or applicability of such laws, the validity or applicability thereof is being contested in good faith and the security of the Lender's lien on the Property and the Collateral shall not be impaired in the event such contest shall be unsuccessful. If compliance with such contested matter is required as a condition of the conduct of such contest or because the Property shall be in imminent danger of being forfeited or subject to any additional liens, Borrower shall comply with all requirements during the pendency of such contest. In any event, Borrower may pay to such governmental boards, agencies, authorities or commissions any amounts hereunder under protest, and if recovered, retain any refund of all or any part thereof after payment to Lender of any reasonable costs or expenses, including reasonable attorney's fees, incurred by Lender for its participation, voluntarily or involuntarily, in such contest.

     1.05 Insurance.

          (a) Borrower shall at all times keep all buildings and improvements now or hereafter situated on or constituting said Property and all Collateral, to the extent insurable, insured against loss or damage by fire and other hazards including, without limitation, flood insurance (if the Property is located in a special flood or mudslide hazard area), vandalism, malicious mischief, sprinkler leakage and water damage, and boiler and machinery coverage whenever in the reasonable opinion of Lender such protection is necessary in an amount equal to ninety percent (90%) of the replacement value of all buildings and improvements constituting the Property (excluding excavations, foundations and footings), based upon the insurer's agreed value without co-insurance, with a demolition cost endorsement. Borrower shall provide insurance against loss or damage by fire or other hazard, including without limitation, loss by burglary, theft or mysterious disappearance on all on-site uninstalled and in transit building materials and supplies, and all fixtures, furniture, equipment and machinery to be constructed or installed on the Property in the amounts set forth on Schedule 1 attached hereto and made a part hereof. Borrower shall also provide general public liability insurance, naming the Lender as an additional insured, with limits for personal injury and death of $2,000,000 in the aggregate and such limits for property damage as Lender may reasonably require. During any construction, repair or restoration, Borrower shall obtain and keep in effect a standard builder's risk casualty insurance policy in All Risk Builders 100% Completed Value Non-Reporting Form with extended coverage including vandalism and malicious mischief, naming the Lender as loss payee, in an amount equal to 100% of the value of such Improvements when completed.

          (b) Borrower shall maintain business interruption insurance in an amount reasonably required by, and in all respects reasonably satisfactory to, Lender. The business interruption insurance shall provide that in the event that the Property, or any portion thereof, shall be damaged or destroyed by fire and any other casualty, then the proceeds of this insurance shall be paid to Lender in an amount equal to the aggregate amount of the payments of interest, principal, and all other sums required to be paid by Borrower under the Note and the other Loan Documents during the period (the "Debt Service") that Borrower's business is deemed to have been interrupted because of the fire or other casualty. If the proceeds of the business interruption insurance exceed the Debt Service due to Lender during the period of interruption, Borrower shall be entitled to retain the excess insurance proceeds, provided that Borrower has paid the Debt Service to Lender. Nothing set forth in this Paragraph 1.05 shall be construed so as to relieve Borrower from its obligation to make full payment of the Debt Service if the amount of insurance proceeds paid to Borrower on account of the fire or other casualty shall be less than the amount of the Debt Service.

          (c) All policies of insurance to be furnished hereunder shall be in forms, companies and amounts reasonably satisfactory to Lender showing Lender as a loss payee or an additional named insured and with standard mortgagee clauses attached to all policies in favor of and in form reasonably satisfactory to Lender, including a provision requiring that the coverage evidenced thereby shall not be surrendered, terminated or modified without thirty (30) days' prior written notice to Lender, and copies of all such policies shall be furnished to Lender promptly upon request. As of the date hereof, Lender has approved the forms, companies and amounts of insurance maintained by Borrower, which forms, companies and amounts may be subject to periodic review and modification or revision as Lender may reasonably require, but not more than once in every twelve (12) month period. Borrower shall pay when due any and all premiums on all such insurance, deliver certificates of insurance to evidence all policies on or prior to the date hereof, to Lender, and, in the case of insurance about to expire, shall deliver certificates of insurance to evidence all renewal policies not less than thirty (30) days prior to their respective dates of expiration.

          (d) Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Lender is included thereon under a standard mortgagee clause acceptable to Lender. Borrower shall promptly notify Lender whenever any such separate insurance is taken out and shall promptly deliver to Lender certificates of insurance to evidence the policy or policies of such insurance. In the event of a foreclosure or other transfer of title to the Property in lieu of foreclosure, or by purchase at the foreclosure sale, all interest in any insurance policies in force shall pass to Lender, transferee or purchaser, as the case may be.

     1.06 Casualty. Borrower shall promptly notify Lender of any loss resulting from casualty, whether covered by insurance or not. So long as there shall be no Event of Default existing, in case of loss or damage by fire or other casualty, Borrower is authorized to settle and adjust any claim for a casualty loss of less than all or substantially all of the then current value of tile Improvements, including the Collateral, on any of the parcels of real estate comprising the Property (hereinafter called a "Partial Loss"). In case of a casualty loss of all or substantially all of the then current value of the Improvements, including the Collateral, on any of the parcels of real estate comprising the Property (hereinafter called a " Total Loss"), Borrower is authorized to settle and adjust any claim under insurance policies insuring against such risks only after first obtaining Lender's written consent with respect to the amount to be paid in regard to such loss, such consent not to be unreasonably withheld or delayed.

          In case of all losses, Lender is authorized to collect and give receipt for any such insurance money. So long as there is no existing Event of Default, Lender shall provide to Borrower all insurance proceeds received by Lender whether with respect to a Partial Loss or a Total Loss for the rebuilding or restoration of the damaged Improvements on the Property, including the Collateral, in accordance with the procedure set forth in this Section 1.06, except that, to the extent such insurance proceeds shall be less than Five Hundred Thousand Dollars ($500,000.00), such amount, up to Five Hundred Thousand Dollars ($500,000.00), shall be paid directly to and held by Borrower for such rebuilding or restoration. In the event of a Total Loss, after reimbursing Borrower for the cost of the rebuilding or restoration of the Improvements on the Property or the Collateral in accordance with this Section 1.06, Lender may, at its option, with notice thereof to Borrower, apply the remaining amounts of any insurance proceeds received in reduction of the indebtedness secured hereby. In any case in which the insurance proceeds shall be in excess of $500,000 and Lender is holding such excess sums for reimbursement to Borrower for restoration or rebuilding, the following procedure shall apply:

          1. Borrower shall not commence any reconstruction or repair having a cost in excess of Five Hundred Thousand Dollars ($500,000.00) (except temporary repairs, including without limitation fencing, as required to make the Property safe) without first obtaining Lender's approval of plans and specifications for such repair or reconstruction. Such approval shall not be unreasonably withheld or delayed, so long as the improvements are being restored to substantially the same condition as they were in immediately prior to the casualty. All reasonable costs incurred by Lender in reviewing such plans and specifications shall be paid by Borrower to Lender within thirty (30) days following demand. Such costs shall be paid to Lender out of insurance proceeds available for rebuilding or restoration of the Improvements on the Property, but only to the extent that the insurance proceeds are sufficient to complete such rebuilding or restoration. In the event that the insurance proceeds are not sufficient to pay the costs of restoration and Lender's costs, Borrower shall pay Lender's costs from other funds available to it. Lender's failure to approve or disapprove Borrower's plans and specifications within thirty (30) days after submission of same to Lender shall be deemed an approval of such plans.

          2. (a) The balance of the net insurance proceeds received by Lender shall be applied by Lender to pay or reimburse Borrower for the payment of the remaining costs of the restoration, repairs, demolition, replacement, rebuilding or alterations (including without limitation any temporary repairs) (all of which temporary and permanent repairs, replacements, rebuilding or alterations are herein collectively referred to as the "restoration"), and shall be paid out from time to time as such restoration progresses upon the written request of Borrower which shall be accompanied by the following:

               (i) A certificate, dated not more than thirty (30) days prior to such request, setting forth the following:

                    (A) that the sum then requested either has been paid or is properly due to the contractors, subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the restoration therein specified, the names and addresses of such persons, a brief description of such services and materials, the several amounts so paid or due to each of said persons in respect thereof, that no part of such expenditure has been or is being made the basis, in any previous or then pending request, for the withdrawal of net insurance proceeds or has been made out of the net insurance proceeds and that sum then requested does not exceed the value of the services and materials described in the certificate;

                    (B) that the cost, as estimated by the general contractor, architect and/or engineer referred to in Paragraph 1.06(2)(b), as the persons signing the certificate, of the restoration required to be done subsequent to the date of the certificate in order to complete the same does not exceed the net insurance proceeds, plus any amount deposited with Lender by Borrower to defray such cost and remaining in the hands of Lender after payment of the sum requested in the certificate; and

               (ii) a title company or official search, or other evidence satisfactory to Lender, showing that there have not been filed with respect to the Property any vendor's, contractor's, mechanic's, laborer's or materialman's statutory or similar lien which has not been bonded or otherwise discharged of record, except those which will be discharged upon payment of the sum requested in such certificate.

          (b) The certificate required by Paragraph 1.06(2)(a)(i) above shall be signed by the general contractor, architect and/or engineer in charge of the restoration who shall be selected by Borrower and approved by Lender, such approval not to be unreasonably withheld or delayed, and who shall be licensed to practice his profession in the State of Maryland.

          (c) Upon compliance with the foregoing provisions of this Paragraph 1.06, Lender shall, out of the net insurance proceeds received by Lender, pay or cause to be paid to Borrower or the person(s) named (pursuant to Paragraph 1.06(2)(a)(i)(A)) in such certificate, the respective amounts stated therein to have been paid or to be due to them, as tile case may be.

          (d) If the net insurance proceeds, at the time available for the purpose, shall be insufficient to pay the entire cost of restoration, Borrower shall pay the deficiency and provide Lender with evidence, reasonably satisfactory to Lender prior to commencement of the restoration, of the availability of funds to pay any such deficiency. If all or any part of the net insurance proceeds are not used for restoration in accordance with the foregoing, such amount not used for restoration shall be retained and applied by Lender toward payment of the sums secured by this Deed of Trust (either interest, principal or both or other sums secured hereby) as Lender may determine. In the event that Lender receives and retains insurance monies for damage by fire or other hazards to the Property, the lien of this Deed of Trust shall be reduced only by an amount equal to the amount of such insurance monies received and retained by Lender and applied in reduction of the sums secured by this Deed of Trust. In no event shall any prepayment charge apply to any such application of insurance monies to reduction of the sums so secured.

          (e) The term "net insurance proceeds" shall mean insurance money paid to Lender on account of damage or destruction of or to all or any part of the Property or Collateral under the policies of insurance provided for in this Deed of Trust, less the reasonable costs incurred in connection with the adjustment of the loss and collection thereof, including reasonable attorneys' fees.

          (f) To the extent Lender makes the balance of such net insurance proceeds available for restoration of the Property, none of the net insurance proceeds received by Lender shall be deemed to be paid on account of the indebtedness secured hereby.

     1.07 Condemnation. Promptly upon obtaining knowledge of the threat of the institution or the institution of any proceeding for the condemnation of the Property, the Collateral, or any portion of either, Borrower shall notify Lender of the pendency thereof. In accordance with the terms of this Section, Lender may, at its option, commence, appear in and prosecute, in its own name, any action or proceeding, or make any compromise or settlement in connection with such condemnation, taken under the power of eminent domain or sale in lieu thereof. Notwithstanding the foregoing, so long as there shall be no Event of Default, Borrower is authorized to make any compromise or settlement in connection with a condemnation in which the proceeds of such award (or settlement) shall be less than all or substantially all of the then current value of the parcel of Property condemned, including the Collateral thereon, (hereinafter called a "Partial Condemnation Loss"). In case of a condemnation in which the proceeds of such award or settlement shall be equal to all or substantially all of the then current value of the parcel of Property condemned, including the Collateral thereon, (hereinafter called a "Total Condemnation Loss"), Borrower is authorized to settle and adjust any such condemnation.

          In case of all condemnation awards or settlements, Lender is authorized to collect and give receipt for any such award or settlement money. Except in case of a Total Condemnation Loss, so long as there is no existing Event of Default, Lender shall provide to Borrower all proceeds of such award or settlement, less any expenses incurred by Lender in collecting such award or settlement, received by Lender from a Partial Condemnation Loss for the rebuilding or restoration of damaged improvements on the Property, including the Collateral, in accordance with the procedure set forth in Paragraph 1.06 hereof, except that, to the extent such condemnation proceeds are less than Twenty-Five Thousand Dollars ($25,000.00), such amount, up to Twenty-Five Thousand Dollars ($25,000.00), shall be made available directly to Borrower without request. In the event of a Total Condemnation Loss, Lender may, at its option, with notice thereof to Borrower, either (i) apply the amounts received in reduction of the indebtedness secured hereby or (ii) hold such suns, without any allowance of interest and without obligation to see the sum so applied and used, to reimburse Borrower for the cost of rebuilding or restoration of the improvements on the Property, including the Collateral. In any case in which Lender is holding such sums for reimbursement to Borrower, the procedure set forth in Paragraph 1.06 shall apply.

     1.08 Liens and Encumbrances. At all times Borrower (i) will keep the Property and Collateral free from all liens, mortgages, security interests, encumbrances and claims of every kind and nature, except as permitted by subclause (iii) herein, (ii) will not permit any lien, mortgage, security interest, encumbrance or claim to accrue or remain on the Property and/or Collateral or any part thereof which may be superior to the lien or security interest of this Deed of Trust, and (iii) will not, without first obtaining the written consent of the Lender permit any lien, mortgage, security interest, encumbrance or claim to accrue or remain on the Property and/or Collateral or any part thereof which may be inferior or junior to the lien or security interest of this Deed of Trust other than the second lien in favor of General Electric Capital Corporation, or its successors or assigns ("GECC"), and other mechanics' or materialmen's liens in an aggregate amount less than Three Hundred Thousand Dollars ($300,000.00). Borrower shall not permit any mechanics' or materialmen's liens in the amount of Three Hundred Thousand Dollars ($300,000.00) or more in the aggregate to remain on the Property for more than thirty (30) days after Borrower obtains actual knowledge thereof. Borrower shall pay or bond off or otherwise cause to be removed of record all such liens exceeding Three Hundred Thousand Dollars ($300,000.00) in the aggregate within thirty (30) days after Borrower obtains actual knowledge thereof. Borrower shall immediately give Lender notice of any default in any permitted junior or subordinated lien, mortgage, security interest or encumbrance on the Property and/or Collateral and notice of any foreclosure or threat of foreclosure of any permitted junior or subordinated lien, mortgage, security interest or encumbrance. Lender agrees that it shall not unreasonably withhold or delay its consent to Borrower's request to encumber the Property with easements, rights-of-way, or similar access agreements deemed necessary by Borrower for the further development of the Property or any portion thereof, unless Lender believes that the permitted encumbering of the said Property would be reasonably anticipated to have a materially adverse effect on the Property or the Lender's security in the Collateral.

     1.09 Taxes and Assessments. Borrower shall pay in full before any penalty or interest attaches (and under protest in the manner provided by statute for any taxes which Borrower desires to contest), all general taxes and assessments, special taxes, special assessments, personal property taxes, water charges, sewer service charges, and all other charges or fees against the Property and/or the Collateral or any part thereof or upon the rents, issues, income or profits thereof, regardless of the form of the levy and shall furnish to Lender within ten (10) days after receipt of Lender's request either official receipts or copies of cancelled checks evidencing the complete payment thereof, such form of evidence to be selected by Borrower. Borrower shall have the right to contest in good faith the levy or assessment of any such tax, assessment, fee or charge against the Property, the Collateral or the rents, issues, income or profits thereof so long as Borrower notifies Lender in writing of its intention to contest the validity of such tax or charge, the validity thereof is being contested in good faith, and Borrower deposits or causes to be deposited with Lender, if Lender so requests, an amount (in cash, by letter of credit, certificate of deposit, treasury bond or treasury note or other deposit reasonably acceptable to Lender in its sole discretion) deemed reasonably sufficient by Lender to make such tax payment if the contest is unsuccessful. Such deposited amount shall be returned to Borrower upon the full payment or other discharge of such tax payment. Provided, however, if payment is required during the pendency of such protest, Borrower shall make full payment of such taxes or charges during the pendency of such protest. If Borrower makes any such payment under protest and recovers a refund of all or any part thereof, Borrower shall be entitled to retain such refund after payment to Lender of any reasonable costs or expenses including reasonable attorney's fees incurred by Lender for its participation, voluntarily or involuntarily, in such tax contest.

     1.10 Indemnification.

          (a) Borrower shall appear in and defend any suit, action or proceeding that might in any way and in the reasonable judgment of Lender affect the value of the Property or Collateral or the rights and powers of Trustees or Lender, if Borrower is a party to such suit, action or proceeding. Borrower will protect, indemnify and save harmless Trustees and Lender from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Trustees or Lender by reason of (i) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Property or the adjoining sidewalks, curbs, streets or ways unless caused by the negligence or willfull misconduct of Trustees, Lender or their agents; (ii) any use, nonuse or condition of any of the Property or the adjoining sidewalks, curbs, streets or ways or Collateral;
(iii) any failure on the part of Borrower to perform or comply with any of the terms of this Deed of Trust, or any of the other Loan Documents or the Leases (as hereinafter defined), or (iv) performance of any labor or services or the furnishing of any materials or other property in respect of any portion of the Property or Collateral. Borrower shall promptly reimburse Lender within ten (10) days after demand for any reasonable legal expenses incurred by it in connection with advice sought by Lender after the occurrence of a Default by Borrower hereunder or under any of the other Loan Documents, during the term of the Note.

          (b) In case any action, suit or proceeding is brought against Trustees or Lender by reason of any such occurrence, if Borrower is not a party to such action, suit or proceeding Lender shall have the right at -14- 50596 94

Borrower's expense to resist and defend against such action, suit or proceeding by counsel designated by Lender and approved by Borrower and Trustees, which approval will not be unreasonably withheld or delayed. Borrower shall, at all times, indemnify, hold harmless and, on demand, reimburse Lender for any and all loss, damage, expense or cost, including the cost of evidence of title and reasonable attorneys' fees, arising out of or incurred in connection with any such suit, action or proceeding, and the sum of such expenditures shall be secured by this Deed of Trust and shall be due and payable ten (10) days after demand. If Borrower has not paid to Lender within ten (10) days of demand any sums expended by Lender to which this indemnity applies, thereafter such sums shall bear interest at the default rate provided in the Note and secured hereby. The obligations of Borrower under this Paragraph 1.10 shall not survive any termination or satisfaction of this Deed of Trust unless such obligations pertain to those items set forth in Section 4.02 herein for which Borrower has recourse liability.

     1.11 Sale of Property.

          (a) (i) In order to induce Lender to make the Loan, Borrower agrees that if the Property or any part thereof or interest therein is sold, assigned, transferred, or otherwise conveyed, mortgaged, pledged, placed in trust to secure a debt or otherwise alienated by Borrower, except to General Electric Capital Corporation and as permitted under Section 1.08 herein, including without limitation a lease of all or substantially all of the Property, by ground lease or otherwise, whether voluntarily or involuntarily or by operation of law, without first obtaining the written approval of Lender, Lender, at its option, may declare the Note secured hereby and all other obligations hereunder and under the Loan Documents to be forthwith due and payable. For purposes of this Paragraph 1.11, any change in the legal or equitable title of the Property or in the beneficial ownership of the Property, whether or not of record, whether or not for consideration, and whether or not such sale or transfer shall be to direct or indirect affiliates of the Borrower, who shall assume all of the Borrower's obligations under this Deed of Trust and all of the other Loan Documents, shall be deemed a sale or transfer of an interest in the Property. In the event of such proposed transfer, the Borrower shall provide Lender with written notice of such transfer not less than thirty (30) days prior to its proposed occurrence. Notwithstanding the foregoing, at any time and from time to time, any sales or transfers of all or any portion of the stock of Borrower, whether voluntarily, involuntarily, or by operation of law, shall be permitted without first obtaining the written approval of Lender, and shall not be deemed a sale or transfer of an interest in the Property.

               (ii) In connection herewith, the financial stability, managerial and operational ability of Borrower are a substantial and material consideration to Lender in its agreement to make the Loan to Borrower. The transfer of an interest in the Property or change in the entity operating the Property which results in a material change in the composition of the management of Borrower may significantly or materially alter or reduce Lender's security for the indebtedness secured hereby. For the purposes of this Section, "management" is defined as the executive officer group and the officer group. "Material changes in the composition of the management" of the Borrower shall not be deemed to include changes occurring in the ordinary course of Borrower's business, including, without limitation, retirement, death and normal employee attrition. Therefore, any sale or transfer of an interest in the Property to a third party not a direct or indirect affiliate of the Borrower which results in a material change in the composition of the management of the Borrower prior to the third anniversary of the date hereof shall require Lender's prior written consent, to be made in its sole determination through the exercise of its reasonable business judgment. In the event that Lender consents to a transfer of the Property subject to the lien of this Deed of Trust, Borrower shall not be required to pay to Lender any transfer fee.

          (b) In the event ownership of the Property, or any part thereof, becomes vested in a person or persons other than Borrower, without first obtaining the written approval of Lender, Lender may, without notice to Borrower, waive Such default and deal with such successor or successors in interest with reference to this Deed of Trust and the Note and the Loan Documents in the same manner as with Borrower, without in any way releasing, discharging or otherwise affecting the liability of Borrower hereunder or under the Note or the other Loan Documents. No sale of the Property, no forbearance on the part of Lender, no extension of the time for the payment of the Loan or any change in the terms thereof consented to by Lender shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of Borrower herein, either in whole or in part. Any deed or assignment conveying the Property or any part thereof, shall provide that the grantee thereunder assumes or takes title subject to all of the grantor's obligations under this Deed of Trust, the Note and all other Loan Documents. In the event such deed or assignment shall not contain such assumption or an agreement to take title subject thereto, the grantee under such deed or assignment conveying the Property shall nevertheless be deemed to have agreed to take title subject to all of these obligations by acquiring the Property or such portion thereof subject to this Deed of Trust.

          (c) Borrower shall not voluntarily, involuntarily or by operation of law sell, assign, transfer or otherwise dispose of the Collateral or any interest therein, except in connection with any permitted transfer of the Property, and shall not otherwise do or permit anything to be done or occur that may impair the Collateral as security hereunder; except so long as this Deed of Trust and the other Loan Documents are not in default after provision of applicable notice and beyond any applicable grace period, Borrower shall be permitted to sell or otherwise dispose of the Collateral when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the operation of the Property in the conduct of the business of Borrower, provided that within a reasonable period after such disposal, any such Collateral shall be replaced or substituted with other Collateral at least equal in value or utility to the initial value or utility of that disposed of (unless technological advances have made such replacements or substitutions with or for prior equivalents unnecessary) and in such a manner so that the Collateral shall be subject to the security interest created hereby and so that the security interest of Lender hereunder shall be the first priority security interest in the Collateral. In the event the Collateral is sold in connection with the sale of the Property, Borrower shall require, as a condition of the sale, that the buyer specifically agree to assume or agree to take title to the Collateral subject to Borrower's obligations as to the security interest herein granted, and to execute whatever agreements and filings are deemed reasonably necessary by Lender to maintain its perfected security interest in the Collateral.

          (d) In the event of any name change by Borrower, and/or in the event of a change in the Borrower's corporate structure that renders the Financing Statement seriously misleading, Borrower shall, within thirty (30) days thereafter, file a new financing statement, pursuant to Section 9-402(7) of the Maryland Uniform Commercial Code.

     1.12 Advances.

          (a) If Borrower shall fail (i) to make any payment or to perform any of the conditions or covenants herein contained or contained in any of the other Loan Documents or (ii) to pay any charge, fee or invoice for materials, supplies or services which failure has resulted in any mechanics' or materialmens' lien to be filed against the Property which has not been discharged by Borrower in accordance with the requirements of Section 1.08 hereunder, Trustees or Lender may, but without obligation to do so and without notice to Borrower, at any time thereafter make advances to perform same on its behalf, and all sums so advanced shall be secured by this Deed of Trust. Borrower shall repay within ten (10) days after demand all sums so advanced on its behalf with interest at the default rate provided for in the Note. No advance, action or payment by Lender hereunder shall relieve Borrower from any Event of Default (as hereafter defined).

          (b) Trustees or Lender may, without any obligation so to do, after and during a Default, make advances to or on behalf of Borrower or expend any sums for the benefit of the Property or Collateral or otherwise to protect or maintain the value or integrity of security provided by this Deed of Trust, as Lender shall, in its sole discretion, determine, and all sums so advanced or expended shall be within ten (10) days after demand repayable by Borrower and shall bear interest at the default rate under the Note until paid, and any such sums or sums so advanced or expended, with interest as aforesaid, shall become part of the indebtedness hereby secured.

          (c) Any sum or sums for which Borrower shall become obligated to pay or repay to Lender or Trustees hereunder or under the other Loan Documents and as to which terms for payment or repayment and accrual and payment of interest thereon are not otherwise specifically provided, shall be within ten (10) days after demand payable by Borrower and shall bear interest at the default rate until paid, and any such sums or sums, with interest as aforesaid, shall become part of the indebtedness hereby secured.

     1.13 Time. Borrower agrees that time is of the essence hereof in connection with all obligations of the Borrower herein and in the Note and all of the other Loan Documents, including without limitation during any applicable grace or cure periods.

     1.14 Estoppel Certificates. Either Borrower or Lender, within fifteen (15) days after written request by the other, shall furnish a duly acknowledged written statement setting forth the amount of the debt secured by this Deed of Trust, the interest and other charges thereon then due and payable, the date to which interest has been paid, and whether or not, to the knowledge of the party delivering the certificate, the other party is in Default under the Note or this Deed of Trust or any of the other Loan Documents and whether any event has occurred which, with the giving of notice or passage of time, or both, would constitute such a Default, and if so, specifying each such Default or event. GECC shall have the right to obtain an estoppel certificate from Lender in the same form and within the same time periods in which an estoppel certificate is to be provided to Borrower hereunder. The requesting party or its designee to whom such a certificate is delivered shall be entitled to rely thereon.

     1.15 Management and Business Records of Borrower. Borrower shall keep books of record and account in which full, true and correct entries in accordance with sound accounting practices shall be made of all dealings or transactions with respect to the Property and Collateral and shall permit Lender, its accountants, auditors, attorneys and advisors to inspect and examine these records and books and all supporting vouchers and data and to make copies and extracts therefrom or thereof at all reasonable times upon reasonable advance notice to Borrower and as often as may be reasonably requested by Lender (but in no event more than two (2) times in any one (1) fiscal year) at the offices of Borrower, or at the office of such other person or entity keeping and maintaining such books and records, or at some other location as may be mutually agreed upon. Lender shall, and shall cause its accountants, auditors, attorneys and advisors to hold in strict confidence all information contained in such books and records and examined by them.

     1.16 Additions to Property and Security. Borrower will not construct any improvements or make any alterations to the real estate comprising the Property if the cost of such improvements or alterations on that occasion exceeds the greater of $25,000 or in the aggregate ten percent (10%) of the insurable value set forth on Schedule 1 attached hereto and made a part hereof without first obtaining the written consent of Lender, which consent shall not be unreasonably withheld or delayed in the event such additions or alterations do not materially change the current use of the Property or the Collateral as security for the Loan to Borrower. All right, title and interest of Borrower in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Property and/or Collateral, hereafter acquired by or released to Borrower or constructed, assembled or placed by Borrower on the Property, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further deed of trust, conveyance, assignment or other act by Borrower, shall become subject to the lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by Borrower and specifically described in the granting clauses hereof.

     1.17 Subrogation. The beneficiary of this Deed of Trust and the Trustees, as additional security, are hereby subrogated to the lien or liens and to the rights of the owners and holders thereof of each and every mortgage, lien or other encumbrance on the Property, or any part thereof, or any claim or demand, whether or not same are paid or satisfied, in whole or in part, out of the proceeds of the Loan to the extent Lender or Trustees have paid such sums to the owners or holders of any junior lien or encumbrance and the respective liens of said mortgages, liens and other encumbrances and claims and demands shall pass to and be held by Trustees as additional security for the indebtedness to Lender to the same extent that they would have been preserved and would have been passed to and been held by Lender had they each been duly and regularly assigned, transferred, set over and delivered to Lender by separate deed of assignment, notwithstanding the fact the same may be or may have been satisfied and cancelled of record; provided, however, this Paragraph shall not be deemed or construed to obligate Lender to pay or discharge the same.

     1.18 Covenants with Respect to any Lease.

          (a) Borrower shall not hereafter enter into any lease with respect to the Property or any portion thereof, now existing or hereafter made (referred to as a "Lease" or collectively as "Leases") without first obtaining the written consent of Lender.

          (b) Borrower shall, as and when required thereunder, perform and observe all of the terms, covenants and conditions required to be performed and observed by Borrower as lessor under any Lease, within the periods (inclusive of grace periods) provided in any such Lease, and will do all things reasonably necessary and required on behalf of the lessor thereunder to preserve and keep any such Lease free from default and to preserve and to keep unimpaired its rights under any such Lease.

          (c) Borrower shall not accept prepayments more than thirty (30) days prior to the due date of any installments of rents to become due and payable under any such Leases or tenancies, except prepayments in the nature of security for the performance of the terms, covenants and conditions required to be performed or observed by the lessees thereunder, or consent to an assignment or subletting thereof, in whole or in part, without first obtaining the Lender's written consent, such consent not to be unreasonably withheld or delayed. Any assignment or subletting of then existing Leases shall be made pursuant to written assignments or subleases which shall satisfy all of the conditions set forth in Section 1.19 herein and shall be, in all other respects, reasonably satisfactory to Lender.

          (d) Borrower shall not hereafter release, surrender or terminate any Lease nor will Borrower modify any Lease, including, without limitation, modifying the term of any Lease, the rentals payable thereunder or alter the provisions of any Lease relating to renewals or grace periods, without first obtaining the written consent of Lender. Any modifications of then existing Leases shall be made pursuant to written Leases and shall be, in all respects, reasonably satisfactory to Lender.

          (e) Borrower shall not enter into any additional Leases, nor renew any then existing Leases, without first obtaining the written consent of Lender. Any subsequent leasing of the Property and any renewals of then existing Leases shall be made pursuant to written Leases which shall be, in all respects, reasonably satisfactory to Lender.

          (f) Borrower shall promptly send to Lender after receipt by Borrower a copy of any notice from any lessee under any Lease noting or claiming any default by Borrower in the performance or observance of any of the terms, covenants or conditions on the part of Borrower to be performed or observed under any Lease.

          (g) If Borrower fails to make any payment required to be made under any Lease as and when required, or fails to perform or observe any other term, covenant, agreement or obligation required to be performed or observed by Borrower under any Lease, Lender shall have the right, at its option, and upon prior written notice to Borrower, to make any such payment or to perform any other act or take such action as may be appropriate to cause such other term, covenant, agreement or obligation to be performed or observed on behalf of Borrower to the end that Borrower's rights under any Lease be kept unimpaired and free from default. Subject to the reasonable provisions of any such Lease, Borrower shall permit Lender to enter the Property with reasonable notice and to do anything therein or thereto which Lender shall deem reasonably necessary or prudent in furtherance of the foregoing.

          (h) Borrower agrees that any and all Leases shall be subordinate in all respects to the lien of this Deed of Trust.

          (i) In each Lease of the Property or any portion thereof, Borrower shall (A) prohibit each lessee from engaging in any activity on the Property which will result in any environmental contamination to the Property, and (B) require each lessee to (i) promptly notify Lender and Borrower in writing upon each lessee's acquiring knowledge of the presence of any "hazardous waste" or "hazardous substance," as those terms are defined in Section 1.22 herein, on the Property or of any "hazardous materials contamination" (hereinafter defined) with a complete description thereof; (ii) promptly comply with any laws requiring the removal, treatment or disposal of such hazardous substances, hazardous wastes and hazardous materials contamination and to provide Lender and Borrower with satisfactory evidence of such compliance; (iii) provide Lender and Borrower within thirty (30) days after a demand by either, with a bond, letter of credit or similar financial assurance evidencing to the demanding party's satisfaction that the necessary funds are available to pay the cost of removing, treating and disposing of such hazardous substances or hazardous wastes and discharging any lien which may be established on the Property as a result thereof; and(iv) defend, indemnify and hold harmless Lender and the Trustees from any and all claims which may now or in the future (whether before or after the release of this Deed of Trust) be asserted as a result of the presence of any hazardous substances or wastes on the Property or any hazardous materials contamination as a result of or arising out of any such lessee's activities or occupation of the Property, except to the extent any of the same are the result of the Lender's and/or the Trustees' gross negligence or willful and intentional misconduct. "Hazardous materials contamination" means the contamination (whether presently existing or occurring after the date of this Deed of Trust) of the improvements, facilities, soil, ground water, air or other elements on, or off, the Property by hazardous substances or wastes, as defined in Section 1.22 herein, or the contamination of the buildings, facilities, soil, ground water, air or other elements on, or off, any other property as a result of such hazardous substances or wastes at any time

(whether before or after the date of this Deed of Trust) emanating from the Property. Provided however, that neither Borrower nor Borrower's lessees shall be liable to Lender hereunder for the presence of hazardous substances or wastes which are discharged after Lender, or any successful bidder in foreclosure, takes title to the Property.

     1.19 Assignment of Leases and Rents.

          (a) Borrower hereby conveys, transfers, grants and assigns unto Lender all the rights, interest and privileges which Borrower may or shall have in any Lease now existing or hereafter made affecting the Property or any part thereof, as such Lease may from time to time hereafter be, modified, extended and renewed, together with all rents, income, security deposits and profits due or to become due thereunder. Lender grants to Borrower a license to collect all such rents, income, security deposits and profits, to be held in trust for Lender, with Borrower having the right to retain all such rents, income, security deposits, and profits as its sole property so long as there is no existing Event of Default. Each month, upon Borrower's compliance with the Note, this Deed of Trust and the other Loan Documents, Borrower may retain such rents, income, security deposits and profits as were collected that month and held in trust for Lender. If in any month, Borrower fails to meet the obligations imposed by the Note, this Deed of Trust and the other Loan Documents, said license to Borrower shall be automatically and immediately revoked, and no notice of revocation is required. Any rents collected by Borrower more than one month in advance, and any other sums (in the form of rent, additional rent or otherwise) collected by Borrower from lessees of the Property for use in payment of future obligations relating to the Property hereby are deemed to be, and shall be, held by Borrower in trust for the benefit of Lender, with Borrower having the right to retain all such rents, income, security deposits and profits as its sole property so long as there is no existing Event of Default.

          (b) Borrower agrees, within fifteen (15) days after request of Lender, to execute and deliver to Lender such assignments of Lease and rents applicable to the Property as Lender may from time to time reasonably request while this Deed of Trust and the debt secured hereby are outstanding. So long as there is no existing Event of Default, Lender agrees that it will not seek to effect any lien to which Borrower may be entitled upon the personal property and trade fixtures of Borrower's lessees. So long as there is no existing Event of Default, Lender further agrees that upon receipt of written requests from any of Borrower's lessees, Lender shall agree to waive its right to distrain against the personal property and trade fixtures of Borrower's lessees. So long as there is no existing Event of Default, Lender also agrees that upon receipt of an estoppel certificate from any of Borrower's lessees indicating that there are no existing defaults under such lessee's Lease, Lender shall promptly thereafter execute non-disturbance agreements, in customary form, reasonably satisfactory to Lender, Borrower and such lessee(s), with respect to use, possession and enjoyment of the premises occupied by such of Borrower's lessees. Such non-disturbance agreements shall include provisions to the effect that such lessee(s) shall not be named as a party to any action to foreclose this Deed of Trust or in any proceeding to sell the Property or any part thereof pursuant to power of sale and that such lessee's possession shall not be disturbed, provided that at the time any such action or proceeding is commenced such lessee(s) shall not be in default beyond any applicable period of notice and/or grace period provided in such lessee's Lease.

          (c) Neither Lender nor Trustees shall be obligated to perform or discharge any obligation or duty to be performed or discharged by Borrower under any Lease, and Borrower hereby agrees to indemnify Lender and Trustees for, and to save them harmless from, any and all liability arising from any of the Leases or from this assignment, and this assignment shall not place responsibility for the control, care, management or repair of the Property upon Lender, or Trustees, or make Lender or Trustees responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee, or stranger, except to the extent the same shall be the result of Lender's or Trustees' gross negligence or willful and intentional misconduct. Borrower hereby covenants and agrees that it shall at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in any Lease of the Property hereafter existing, on the part of the lessor thereunder to be kept and performed. In accordance with the provisions of Section 1.10 hereof, Borrower will, at its sole cost and expense, use its best efforts to enforce or secure, or cause to be enforced or secured, the performance of each and every obligation and undertaking of the respective lessees under any Lease of the Property, or any portion thereof, and will appear in and defend, at its sole cost and expense, any action, suit or proceeding to which it is a party arising under or in any manner connected with such Lease or the obligations and undertakings of any lessee thereunder. In the event that any action, suit or proceeding is brought against Trustees or Lender arising under or in any manner connected with such Lease or the obligations and undertakings of any Lessee thereunder and the Borrower is not a party to such action, suit or proceeding, Lender shall have the right, at Borrower's expense, to resist and defend such action, suit or proceeding by counsel designated by Lender and approved by Borrower and Trustees, which approval will not be unreasonably withheld or delayed.

          (d) Borrower shall furnish to Lender, within fifteen (15) days after a request by Lender to do so, a written statement containing the names of all lessees or occupants of the Property, the term of their respective Lease or tenancy, the space(s) occupied and the monthly fixed rentals required to be paid and, if not previously furnished to Lender, complete copies certified as true and correct by Borrower of each such Lease.

          (e) Borrower hereby authorizes Lender to give notice in writing of this assignment at any time to any lessee under any Lease of all or a part of the Property. Any payment of rent by any lessee pursuant to such notice shall constitute a full discharge of the lessee's rent obligation under its Lease to the extent of such payment.

     1.20 Restrictive Re-Zoning. Borrower agrees not to initiate consent or enter into any private restrictive covenant or agreement, easement, zoning ordinance or other public or private restrictions that would limit, prohibit, or in any manner restrict the uses which may be made of any of the parcels of real property comprising the Property.

     1.21 Financial Statements. In addition to, or as part of, any financial information that Borrower may be required to provide to Lender, Borrower will provide to Lender annually, at the Borrower's cost and expense, a financial statement in reasonable detail, in as many copies (but not in excess of six (6) copies) and in form and content as will be reasonably satisfactory to Lender. The financial statements will include information which pertains to the Improvements, and will include but not be limited to a balance sheet and income and expense statement. The financial statements will be provided to Lender within one hundred twenty (120) days after the end of the Borrower's fiscal year. Any and all annual financial statements, balance sheets, and income and expense statements shall be prepared by an independent certified public accountant and certified to be true and correct by the Borrower. In addition, the Borrower shall provide Lender quarterly interim financial statements in Form 10Q format, within ninety (90) days after the end of each calendar quarter.

     1.22 Hazardous Materials. The following terms shall have the meanings provided herein: (a) any "hazardous waste'" as defined by the Resource
Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) "hazardous substance," as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder ("CERCLA");
(c) "oil, petroleum products, and their by-products" as defined by the Maryland Environmental Code Ann. ss 4-411(a)(3), as amended from time to time; (d) "hazardous substance" as defined by the Maryland Environmental Code Ann., Title 7, subtitle 2, as amended from time to time, and regulations promulgated thereunder; and (e) any other hazardous substance or waste, the presence of which on the Property is prohibited or regulated by any law similar to those set forth in this Paragraph (all of such laws and regulations being hereinafter called "Environmental Laws").

          Borrower shall keep the Property free of Hazardous Substances in quantities that would pose a threat to public health or to the environment or that would necessitate a "response action", as that term is defined in CERCLA, and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Substances in quantities that would pose a threat to public health or to the environment or that would necessitate a "response action", as that term is defined in CERCLA. Borrower shall not cause or permit the installation of Hazardous Substances in, on, over or under the Property in quantities that would pose a threat to public health or to the environment or that would necessitate a "response action", as that term is defined in CERCLA, or a Release (as defined in Environmental Laws) of Hazardous Substances onto or from the Property in quantities that would pose a threat to public health or to the environment or that would necessitate a "response action", as that term is defined in CERCLA, or knowingly suffer the presence of Hazardous Substances in, on, over or under the Property in quantities that would pose a threat to public health or to the environment or that would necessitate a "response action," as that term is defined in CERCLA. Borrower shall comply with, and use its best efforts to ensure compliance by all lessees of the Property or any portion thereof with, all applicable Environmental Laws relating to or affecting the Property, and Borrower shall keep the Property free and clear of any liens imposed pursuant to any applicable Environmental Laws, all

Borrower's sole cost and expense. Borrower has obtained and will at all times continue to obtain and/or maintain all licenses, permits and/or other governmental or regulatory actions necessary to comply with all applicable Environmental Laws (hereinafter called the "Permits") and Borrower is and will continue to be and at all times remain in full compliance with the terms and provisions of the Permits. To the best knowledge of Borrower, the Property has not had any environmental notice or lien filed thereon. Borrower shall not knowingly acquire any real property upon which an environmental notice or lien has been filed, the existence of which would adversely affect the Property. Borrower shall promptly, following receipt thereof, give Lender written notice in the event that Borrower receives any notice from any governmental agency, entity, or any other party with regard to Hazardous Substances on, from or affecting the Property, promptly following receipt of such notice, and thereafter Borrower shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Substances on, from or affecting the Property in accordance with all applicable Environmental Laws.

          Borrower hereby indemnifies Lender and agrees to hold Lender harmless from and against any and all liens, demands, defenses, suits, proceedings, disbursements, liabilities, losses, litigation, damages, judgments, obligations, penalties, injuries, costs, expenses (including, without limitation, reasonable attorneys' fees and reasonable experts' fees actually incurred) and claims of any and every kind whatsoever paid, incurred, suffered by, or asserted against Lender and/or the Property for, with respect to, or as a result of: (i) the presence in, on, over or under, or the escape, seepage, leakage, spillage, discharge, emission or Release (as defined in the Environmental Laws) on or from, the Property of any Hazardous Substances regardless of quantity and regardless of whether or not caused by or within the control of Borrower; (ii) the violation of any Environmental Laws relating to or affecting the Property or Borrower, whether or not caused by or within the control of Borrower; (iii) tile failure by Borrower to comply fully with the terms and provisions of this Paragraph 1.22; or (iv) any warranty or representation made by Borrower in this Paragraph 1.22 is or becomes false or untrue in any material respect. Tile obligations and liabilities of Borrower under this Paragraph 1.22 shall survive the exercise of power of sale under or foreclosure of this Deed of Trust, the delivery of a deed in lieu of foreclosure, the cancellation or release of record of this Deed of Trust, and/or the payment and cancellation of the Note; however, such indemnity shall not apply to any Hazardous Substances which escape, seep, leak, spill, discharge, emit or release on or from the Property after Lender or any successful bidder in foreclosure takes title to the Property (including without limitation a deed in lieu of foreclosure) or following the passage of title to the Property to a third party by sale, transfer, conveyance or assignment approved by Lender, unless such escape, spill, leak, seepage, discharge, emission or release occurred as a result of the acts or omissions of Borrower before the passage of title.

          In the event Borrower (i) does not commence to cure any failure to comply with this Paragraph 1.22, within thirty (30) days after written notice of such failure, subject to Unavoidable Delays (as hereinafter defined), or (ii) does not diligently pursue, subject to Unavoidable Delays

(as hereinafter defined), such cure to completion following commencement of such cure, or (iii) does not complete the cure within the cure period permitted under the applicable law, rule, regulation or order, then, after written notice to Borrower, Lender may either declare a Default under the terms of this Deed of Trust or cause the Property to be freed from the Hazardous Substances and the cost of the removal shall become a portion of the obligations secured hereby and shall become due and payable on demand and with interest thereon at the Default Rate (as defined in the Note). Borrower shall give to Lender, its agents and its employees access to the Property and hereby specifically grants to Lender a license, effective upon expiration of the applicable cure period, to remove the Hazardous Substances. "Unavoidable Delays" means delays due to strikes, lockouts, work stoppages, labor jurisdictional disputes, defaults by contractors, acts of God, inability to obtain labor or materials due to governmental preemptions or restrictions, enemy action, riot or other civil commotion, fire, casualty or other causes (whether similar or dissimilar) beyond the reasonable control of Borrower (other than Borrower's inability to pay), including, without limitation, condemnation and eminent domain.

          In the event any investigation or monitoring of site conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "Remedial Work") is required under any applicable federal, state or local law or regulation, by any judicial order, or by any governmental entity, or in order to comply with any agreement entered into because of, or in connection with, any occurrence or event described in this Paragraph 1.22, Borrower shall perform or cause to be performed the Remedial Work in compliance with such law, regulation, order or agreement. All Remedial Work shall be performed by one or more contractors, selected by Borrower and approved in advance in writing by Lender, such approval not to be unreasonably withheld or delayed, and under the supervision of a consulting engineer, selected by Borrower and approved in advance in writing by Lender, such approval not to be unreasonably withheld or delayed. All costs and expenses of such Remedial Work shall be paid by Borrower including, without limitation, the charges of such contractor(s) and/or the consulting engineer, and Lender's reasonable attorneys' fees, architects' and/or consultants' fees and costs incurred in connection with monitoring or review of such Remedial Work. In the event Borrower shall fail to timely commence, or cause to be commenced, subject to Unavoidable Delays, or fail to diligently prosecute to completion, subject to Unavoidable Delays, such Remedial Work, Lender may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith, shall be reimbursed to Lender in accordance with the terms hereof.

     1.23 Special-Covenant. Borrower shall promptly notify Lender of any action taken by the grantor of a Deed recorded in Book 1122, Page 944 in the Land Records of Carroll County, Maryland to cancel and extinguish the use of the 50 foot wide right-of-way running along a portion of the southwesterly boundary of the Property, for the purpose of ingress, egress and regress to and from Maryland Route 32. Borrower shall provide such documents, instruments or agreements as Lender deems reasonably necessary to subject any alternate right-of-way providing similar access to said Maryland Route 32 to the lien, operation and effect of this Deed of Trust. After first obtaining Lender's written consent, such consent not to be unreasonably withheld or delayed, to the alternate right-of-way, if any, to be provided by the grantor of such deed, Lender will acknowledge of record, the extinguishment of said original right-of-way. If any portion of the 50 foot wide right-of-way referred to herein that has not been previously conveyed to the County Commissioners of Carroll County, Maryland shall hereafter be so conveyed to create direct access to and from the Property to a public street or road leading to or adjoining Maryland Route 32, Lender will not require Borrower to provide an alternate right-of-way to and from the Property to said Maryland Route 32.


                                   ARTICLE II

                                     Default

     2.01 Defaults. Each of the following shall be deemed to be a Default hereunder:

          (a) failure to make any payment required to be paid under the Note, this Deed of Trust or any other Loan Document within ten (10) days after receipt by Borrower of notice from Lender that such payment is due and unpaid, in accordance with the terms of the Note, this Deed of Trust, or any other Loan Document; or

          (b) failure to perform any of the other terms, covenants and conditions in the Note, this Deed of Trust or any other Loan Document which failure shall remain uncured for thirty (30) days following Borrower's receipt of written notice thereof from Lender to Borrower, unless such failure is not reasonably susceptible to cure within the thirty (30) day period, in which case a Default shall not be deemed to have occurred if Borrower has reasonably and in good faith commenced and diligently pursued action to cure such failure; or

          (c) material breach, as reasonably determined by Lender, of any warranties or representations contained in this Deed of Trust or any of the other Loan Documents; or

          (d) other than as permitted in Section 1.11 herein, the vesting of legal or equitable title to the Property in anyone other than Borrower without the consent of Lender; or

          (e) default continuing after applicable notice and beyond any applicable grace periods and acceleration of, or institution of foreclosure, eviction, and/or other proceedings to enforce, any junior deed of trust, mortgage or any security interest or other lien or encumbrance of any kind upon the Property, the Collateral or any portion thereof; or

          (f) failure to duly and promptly perform, comply with or observe the terms, covenants, conditions and agreements set forth in Paragraph 1.05 (with respect to Insurance); or

          (g) if Borrower creates, incurs or suffers to exist any lien, pledge, mortgage or other encumbrance or attachment of any kind on the Property or the Collateral, except as permitted by this Deed of Trust or the Loan Documents; or

          (h) a Default occurs and continues after provision of applicable notice and beyond any applicable grace periods under any of the other Loan Documents; or

          (i) should Borrower or any successors and assigns of Borrower, including without limitation, the then-current owners of the Property;

               (i) file a voluntary petition in bankruptcy or for an arrangement or reorganization pursuant to the Federal Bankruptcy Act or any similar law, state or federal, whether now or hereafter existing (hereinafter referred to as a "Bankruptcy Proceeding");

               (ii) file any answer admitting insolvency or inability to pay its debts;

               (iii) fail to obtain a vacation or stay of any involuntary Bankruptcy Proceeding within sixty (60) days, as hereinafter provided;

               (iv) be adjudicated a bankrupt, or declared insolvent, or suffer an order for relief in any Bankruptcy Proceeding;

               (v) commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors or seek to have a trustee, custodian, or receiver appointed for or have any court take jurisdiction of its property, or the major part thereof, in any involuntary proceeding for the purpose of reorganization, arrangement, dissolution, or liquidation, if such trustee, custodian or receiver shall not be discharged or such jurisdiction relinquished, vacated or stayed on appeal or otherwise within sixty (60) days;

               (vi) make an assignment or execute a deed of trust for the benefit of its creditors;

               (vii) generally not pay its debts or admit in writing its inability to pay its debts generally as they become due; or

               (viii) consent to an appointment of a trustee, custodian or receiver of all of its property or the major part thereof; or

               (ix) have an order for relief under any title of the United States Bankruptcy Code entered against it; or

               (j) if Borrower dissolves or terminates or permits its dissolution or termination and the Property and the Collateral are transferred in such dissolution or termination to persons or entities other than the present affiliates or owners of the Borrower or permitted transferees under Section 1.11 herein.

     2.02 Events of Default. Until the permitted junior lien to GECC is satisfied, discharged or otherwise terminated, the Defaults set forth above shall not be deemed to be Events of Default until the following occurs, at which time the Defaults shall be deemed to be Events of Default:

          (a) A Default under Section 2.01(a) herein which remains uncured for thirty (30) days following receipt by GECC of written notice thereof from Lender; or

          (b) any other Default under Sections 2.01(b) through 2.01(j) inclusive which remains uncured for sixty (60) days following receipt by GECC of written notice thereof from Lender.

GECC shall have the right to cure any Default described in Section 2.01 herein, and Lender shall accept performance and/or payment by GECC to the same extent as if paid or performed by Borrower. When the permitted junior lien to GECC is satisfied, discharged or otherwise terminated, the occurrence of any of the Defaults set forth above in Section 2.01 shall be deemed to an Event of Default.

     2.03 Remedies.

          (a) Upon and after any such Event of Default, Lender may declare the entire principal of the Note then outstanding (if not then due and payable), and all accrued and unpaid interest thereon, and all other obligations of Borrower hereunder and under the other Loan Documents due and payable immediately.

          (b) Upon and after any such Event of Default, Trustees or Lender personally, or by agents or attorneys, may enter into and upon all or any part of the Property, and each and every part thereof, and may exclude Borrower, its agents and servants or any one claiming by, through or under Borrower wholly therefrom; and having and holding the same, may use, operate, manage and control the Property and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, Trustees or Lender at the expense of Borrower and/or the Property from time to time, either by purchase, repairs or construction, may maintain and restore the Property, whereof it shall become possessed as aforesaid, may complete the construction of any improvements and in the course of such completion may make such changes in the contemplated improvements as it may deem desirable and may insure the same; and likewise, from time to time, at the expense of Borrower and/or the Property, Trustees or Lender may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to them may deem advisable; and in every such case Trustees or Lender shall have the right to manage and operate the Property and to carry on the business thereof and exercise all rights and powers of Borrower with respect thereto either in the name of Lender or otherwise as they shall deem best; and Trustees or Lender shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Property and every part thereof, all of which shall for all purposes constitute property of Borrower; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and other proper charges upon the Property or any part thereof, as well as just and reasonable compensation for the services of Trustees or Lender and for all attorneys, agents and other employees by it or them properly engaged and employed, Lender shall apply the monies arising as aforesaid, to the payment of the principal of the Note and the interest thereon, when and as the same shall become due and payable and to the payment of any other sums required to be paid by Borrower under the Note, this Deed of Trust and the other Loan Documents in such priority as Lender in its sole discretion shall determine. In the event of such entry, Borrower, for itself and anyone claiming by, through, or under Borrower, covenants that it shall not seek to regain possession and control of the Property nor attempt to oust Trustees or Lender from possession and control of the Property or seek redress for such entry by the claim of any tortious conduct.

          (c) Upon and after any such Event of Default, Trustees and Lender shall have all of the remedies of a Secured Party under the Uniform Commercial Code of the State of Maryland, including, without limitation, the right and power to sell, or otherwise dispose of, the Collateral, or any part thereof, and for that purpose may take immediate and exclusive possession of the Collateral, or any part thereof, and with or without judicial process, enter upon any Property on which the Collateral, or any part thereof, may be situated and remove the same therefrom without being deemed guilty of trespass and without liability for damages thereby occasioned; or, at Lender's option, Borrower shall assemble the Collateral and make it available to Trustees or Lender at the place and at the time designated in the demand.

          (d) Upon and after any such Event of Default, Trustees or Lender shall be entitled to hold, maintain, preserve and prepare the Collateral for sale. Trustees or Lender, without removal, may render the Collateral unusable and dispose of the Collateral on the Property. To the extent permitted by law, Borrower expressly waives any notice of sale or other disposition of the Collateral and any other right or remedy of Trustees or Lender existing after default hereunder. To the extent any such notice is required and cannot be waived, Borrower agrees that such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice if such notice is mailed, postage prepaid, to Borrower at the above address at least five (5) days before the time of the sale or other disposition.

          (e) Upon and after any such Event of Default, Trustees may, and upon the written request of Lender shall, with or without entry, personally or by their agents or attorneys, insofar as applicable:

               (i) take possession of and sell all of Borrower's estate, right, title and interest in the Property and right of redemption thereof, at one or more sales as an entity or in parcels, and at such time and place and after such notice thereof as may be required or permitted by law at public auction to the highest bidder for cash, in lawful money of the United States, payable at the time of sale; and such sale may be made subject to any Lease of all or a part of the Property which Trustees elect and so advertise in accordance with Section 7-105(f) of the Real Property Article of the Annotated Code of Maryland or any substitution or replacements thereto, and Borrower hereby authorizes and empowers Trustees to take possession and sell (or in the case of any default of any purchaser to resell) the Property as aforesaid. This power of sale shall not be exhausted in the event any proceeding is dismissed before all the indebtedness hereby secured and all other charges, costs, interests and expenses due under the Loan Documents are paid in full;

               (ii) proceed by suit or suits at law or in equity or by any other appropriate remedy to protect and enforce the rights of Lender whether for the specific performance of any covenant or agreement contained herein, or in aid of the execution of any power herein granted, or to foreclose the Deed of Trust, or to sell, as an entirety or in several parcels, the Property or Collateral under the judgment or decree of a court or courts of competent jurisdiction, or otherwise. Borrower, in accordance with Section 7-105 of the Real Property Article of the Annotated Code of Maryland and applicable provisions of the Maryland Rules of Procedure, or of any other general or local laws or rules or regulations of the State of Maryland relating to mortgages and deeds of trust, including any amendments thereof or supplements thereto which do not materially change or impair the remedy, does hereby declare and assent to the passage of a decree to sell the Property by the equity court having jurisdiction for the sale thereof and the trustees appointed by such decree of court shall have, subject to the terms of the decree of court, the same authority and power to sell on the terms and conditions herein set forth, and for such purposes the word "Trustees" shall be deemed to include the trustees so appointed. This assent to decree shall not be exhausted in the event any proceeding is dismissed before all the indebtedness hereby secured and all other charges, costs, interests and expenses due under the Loan Documents are paid in full;

               (iii) as a matter of right, without notice to Borrower, without regard to the adequacy of the security and whether incidental to a proposed sale of the Property and Collateral, or otherwise, seek the immediate appointment of a receiver of the Property and Collateral and of the earnings, revenues, rents, issues, profits and other income thereof and therefrom, with all such powers as the court or courts making the appointment shall confer, and the earnings, revenues, rents, issues and profits and other income thereof or therefrom are hereby assigned to Trustees as additional security under this Deed of Trust; or

               (iv) take such steps to protect and enforce their rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note, this Deed of Trust or the other Loan Documents, or in aid of the execution of any power herein or therein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy as Lender shall elect.

          (f) Borrower, in connection with the exercise of any remedy herein granted to Trustees and/or Lender, does hereby agree that Trustees or Lender may exercise their rights pursuant to any assignment of licenses or permits to cause the transfer of any licenses or permits included within the definition of Collateral herein, and to the extent there are any individuals or corporations or partnerships other than Borrower who are licensees or permittees under any such licenses or permits, Borrower shall cause each such individual, corporation or partnership specifically to assent to the passage of a decree for transfer of their licenses or permits and to evidence their assent by written instrument satisfactory to Lender.

          (g) Trustees may adjourn from time to time any sale by them to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for a sale or for the adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Trustees may, without further notice or publication, make the sale at the time and place to which the same shall be so adjourned.

          (h) Upon the completion of any sale or sales made by Trustees under or by virtue of this Paragraph, Trustees shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold, but without any covenant or warranty, express or implied. The recitals in the instrument of any matters or facts shall be conclusive proof of-the truthfulness thereof. Any sale or sales made under or by virtue of this Paragraph whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Borrower.

          (i) In the event of any sale made under or by virtue of this Paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the entire principal of, and interest on, the Note, if not previously due and payable, and all other sums required to be paid by Borrower pursuant to the Note, this Deed of Trust and the other Loan Documents, immediately thereupon shall become due and payable, anything in the Note, this Deed of Trust or the other Loan Documents to the contrary notwithstanding.

          (j) Immediately upon the first insertion of the advertisement of the sale of the Property, or any part thereof, under this Deed of Trust, there shall be and become due and owing by Borrower to the person or persons inserting said advertisement or notice, all expenses incident to the sale, and a commission on the total amount of the indebtedness hereby secured equal to one-half (1/2) of the percentage allowed as commissions to trustees making sales under order or decrees in similar circumstances in Baltimore, Maryland, and such person or persons shall not be required to receive the principal and interest only of the indebtedness hereby secured in satisfaction thereof, but said sale may be proceeded with unless, prior to the day appointed therefor, tender is made of said principal, interest, expenses, costs and commissions.

          (k) The purchase money, proceeds or avails of any sale made under or by virtue of this Paragraph, together with any other sums which then may be held by Trustees or Lender under this Deed of Trust, whether under the provisions of this Paragraph or otherwise shall be applied as follows:

               FIRST: To the payment of the costs and expenses of sale including reasonable compensation to Trustees, their agents and counsel, and of all expenses, liabilities and advances made or incurred by Trustees or Lender under this Deed of Trust or any of the other Loan Documents together with interest at the default rate specified in the Note on all advances made by Lender and all taxes or assessments, except any taxes, assessments or other charges subject to which the Property shall have been sold.

               SECOND: To the payment of the whole amount then due, owing or unpaid upon the Note for principal and interest, with interest on the unpaid principal at the rate specified in the Note from and after the happening of any Event of Default described above from the due date of any such payment of principal until the same is paid.

               THIRD: To the payment of any other sums required to be paid by Borrower pursuant to any provisions of this Deed of Trust, the Note or the other Loan Documents.

               FOURTH: To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

          (1) Upon any sale made under or by virtue of this Paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lender may bid for and acquire the Property, the Collateral, or any part thereof, and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness of Borrower secured by this Deed of Trust the net sales price after deducting therefrom the expenses of the sale and the cost of the action and any other sums which Lender is authorized to deduct under this Deed of Trust. Lender upon so acquiring the Property, the Collateral, or any part thereof, shall be entitled to hold, lease, rent, operate, manage and sell the same in any manner provided by applicable laws.

          (m) Borrower agrees, to the extent that it may lawfully so agree, that in the case of Default on its part, as aforesaid, neither Borrower nor anyone claiming through or under it shall, or will, set up, seek or claim to take advantage of any appointment of receiver, valuation, stay or extension laws now or hereafter in force in the locality where the Property may be situated, in order to prevent or hinder the enforcement of foreclosure of this Deed of Trust, or the absolute sale of the Property and/or Collateral, or final or absolute putting into possession thereof, immediately after such sale, of the purchaser thereof, and Borrower, for itself and all who claim through or under it hereby waives, to the fullest extent that it may lawfully do so, the benefit of all laws and any and all right to have the estates comprised in the security intended to be created hereby marshalled upon any foreclosure of the lien hereof and agrees that Trustees or any court having jurisdiction to foreclose such lien may sell the Property and Collateral as an entirety.

          (n) Each right, power and remedy of Lender or Trustees as provided for in this Deed of Trust or in any of the other Loan Documents, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Deed of Trust or in any of the other Loan Documents, and the exercise or beginning of the exercise by Lender or Trustees of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Lender or Trustees of any or all such other rights, powers or remedies.


                                   ARTICLE III

                   Duties, Rights and Obligations of Trustees

     3.01 Acceptance of Trust. Trustees accept this trust when this Deed of Trust, duly executed and acknowledged, becomes a public record as provided by law but only in accordance with the terms and conditions hereof. Trustees are not obligated to notify any party hereto of a pending sale under any other deed of trust or of any action or proceeding in which Borrower, Lender or Trustees shall be a party unless Trustees bring such action. Trustees shall not be obligated to perform any act required of them hereunder unless the performance of such act is requested in writing and Trustees are indemnified against loss, cost, liability and expense.

     3.02 Liability of Trustees. Trustees shall be protected in acting upon any notice, request, consent, demand, statement, note or other paper or document believed by them to be genuine and to have been signed by the party or parties purporting to sign the same. Trustees shall not be liable for any error of judgment, nor for any act done or step taken or omitted, nor for any mistakes of law or fact, nor for anything which Trustees may do or refrain from doing in good faith, nor generally shall Trustees have any accountability hereunder except for willful misconduct or gross negligence. Trustees may at any time consult with counsel, and any opinion of counsel (an opinion in writing signed by counsel who shall be satisfactory to Trustees) shall be full and complete authorization and protection in respect of any action taken or suffered or not taken by Trustees in accordance with such opinion of counsel. The recitals and statements contained herein and in the Note shall be taken as recitals and statements of Borrower, and Trustees assume no responsibility for the correctness of the same. Trustees make no representations as to the validity, legality or sufficiency of this Deed of Trust, or the legality, genuineness or sufficiency of the Note issued hereunder, the security hereby or thereby afforded, the title of Borrower to the Property and the Collateral or the descriptions thereof, or the filing or recording of this Deed of Trust or any other document. Trustees shall not be accountable or under any duty or responsibility to serve as registrar of the Note, to see to the accounting for any payments by Borrower under the Note, or to see to the use or application by Borrower of the proceeds of the Note.

     3.03 Powers of Trustees. From time to time upon written request of Lender and presentation of this Deed of Trust for endorsement, and without affecting the personal liability of any person for payment of any indebtedness or performance of the obligations secured hereby, Trustees may, without liability therefor and without notice: reconvey all or any part of the Property or Collateral; consent to the making of any map or plat thereof; join in granting any easement thereon; join in any declaration of covenants and restrictions; or join in any extension agreement or any agreement subordinating the lien or charge hereof. Trustees or Lender may from time to time apply in any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustees or Lender may obtain orders or decrees directing or confirming or approving acts in the execution of said trusts and the enforcement of said remedies. Trustees may act hereunder jointly, or either Trustee may act separately, and each Trustee shall have full power to exercise all powers and discretions herein granted to Trustees without the joinder of the other Trustee or Trustees; and Trustees or Trustee may sell and convey the Property or Collateral as herein provided although Trustees, or either of them, have been, may now be or may hereafter be attorneys or agents of Lender, in respect of any matter or business whatsoever.

     3.04 Payment of Trustee Costs and Indemnification. Borrower shall pay all costs, charges and expenses, including reasonable attorneys' fees, which Lender and/or Trustees may incur in collecting any sum hereby secured or in enforcing any of the rights of Lender hereunder or in protecting the security of the Lender whether by suit or otherwise If one or more of the Events of Default shall happen, and, with or without such default, upon the taking of any actions required or authorized hereunder, Borrower shall pay to Trustees, on demand, all reasonable costs, charges, fees and disbursements of Trustees chargeable to or incurred in or about the administration and execution of the trusts hereby created and the performance of their powers and duties hereunder, including reasonable attorneys' fees. Borrower indemnifies Trustees and Lender against all losses, claims, demands, and liabilities which they may incur, suffer, or sustain in the execution of the trusts created hereunder or in the performance of any act required or permitted hereunder or by law, except those arising out of the willful and intentional misconduct or gross negligence of Trustees or the willful and intentional misconduct or gross negligence of Lender.

     3.05 Substitution of Trustees. From time to time, by a Deed of Appointment signed and acknowledged by Lender and filed for record in the Office of the Clerk of the Circuit Court for the jurisdiction in which the Property is situated, Lender may appoint another trustee or trustees to act in the place and stead of Trustees or either of them or any successor to either of them. Such Deed of Appointment shall refer to this Deed of Trust and set forth the date, book and page of its recordation. The recordation of such Deed of Appointment shall discharge Trustees herein named and shall appoint the new trustee or trustees as the trustee or trustees hereunder with the same effect as if originally named Trustees herein. A writing recorded pursuant to the provisions of this Paragraph shall be conclusive proof of the proper substitution of such new trustees.


                                   ARTICLE IV

                               General Provisions

     4.01 Partial Release. Without affecting the liability of anyone for the payment of any indebtedness herein mentioned and without affecting the lien or priority hereof upon any property not released, Lender may, without notice, release any person so liable, extend the maturity or modify the terms of any such obligation, or grant other indulgences, release or reconvey or cause to be released or reconveyed at any time all or any part of the Property or Collateral, take or release any other security or make compositions or other arrangements with debtors. Lender may also accept additional security, either concurrently herewith or hereafter, and sell same or otherwise realize thereon either before, concurrently with or after sale hereunder.

     4.02 Non-Waiver.

          (a) By accepting payment of any sum secured hereby after its due date or later performance of any covenant or obligation secured hereby, Lender shall not waive its right against any person obligated directly or indirectly hereunder or on any indebtedness hereby secured, either to require prompt payment when due of all other sums so secured or to declare a Default (after provision of any applicable notice and the expiration of any applicable grace or cure periods) for failure to make such prompt payment or performance of any such covenant or obligation. No exercise of any right or remedy by Trustees or Lender hereunder shall constitute a waiver of any other right or remedy herein contained or provided by law.

          (b) No delay or omission of Trustees or Lender in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any Default or acquiescence therein.

          (c) Receipt of rents, awards, and any other monies or evidences thereof pursuant to the provisions of this Deed of Trust and any disposition of the same by Trustees or Lender shall not constitute a waiver of the power of sale or right of foreclosure by Trustees or Lender in the event of a Default or failure of performance by Borrower of any covenant or agreement contained herein or in any of the other Loan Documents.

     4.03 Protection of Security. Should Borrower fail to make any payment or to perform any covenant as herein provided (after provision of any applicable notice and/or passage of any applicable cure period), Lender (but without obligation so to do and without notice to or demand upon Borrower and without releasing Borrower from any obligation hereof) may: make or perform the same in such manner and to such extent as Lender may deem necessary to protect the security hereof, Lender being authorized to enter upon the Property for such purposes; commence, appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Lender; pay, purchase, contest, or compromise any encumbrance, charge or lien which in the judgment of Lender is prior or superior hereto and, in exercising any such power, incur any liability and expend whatever amounts in its reasonable discretion it may deem necessary therefor, including cost of evidence of title and reasonable attorneys' fees. Any expenditures in connection herewith shall constitute part of the indebtedness secured by this Deed of Trust and shall bear interest at the default rate specified in the Note.

     4.04 Rules of Construction. When the identity of the parties hereto or other circumstances make it appropriate, the masculine gender includes the feminine and/or neuter, and the singular includes the plural. The headings of each Paragraph and Article are for information and convenience only and do not limit or construe the contents of any provision hereof.

     4.05 Severability. If fulfillment of any provision hereof or any transaction related hereto or to the Note, at the time performance of such provisions shall be due, shall be invalid under applicable law, then, without any further action, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein contained, other than the provisions requiring Borrower to pay interest, principal, principal and interest, or any other of the indebtedness secured by this Deed of Trust, operates or would prospectively operate to invalidate this Deed of Trust in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Deed of Trust shall remain operative and in full force and effect. If such clause or provision which requires Borrower to pay interest, principal, principal and interest or any other of the indebtedness secured by this Deed of Trust shall be deemed void after an Event of Default, or shall be determined to be invalid or void in any action, suit or proceeding initiated by or on behalf- of Borrower, then at the option of Lender, the entire unpaid principal balance due under the Note, with all unpaid interest accrued thereon and all other unpaid indebtedness secured by this Deed of Trust shall become due and payable.

     4.06 Successors in Interest. This Deed of Trust applies to, inures to the benefit of, and is binding not only on the parties hereto, but on their heirs, personal representatives, successors and assigns. The term "Lender" shall mean the holder and owner, including pledgees, of the Note secured hereby, whether or not named as Lender herein.

     4.07 Notices.

          (a) Ail notices to be given pursuant to this Deed of Trust shall be in writing and shall be deemed to have been duly given or served on the date on which personally delivered, with signed receipt, or three (3) days after the same shall have been deposited with the United States mail, mailed postage prepaid, certified or registered mail, return receipt requested. All notices shall be addressed as follows: if to Lender at Ten Stamford Forum, P.O. Box 601, Stamford, Connecticut 06904, Attention: Daniel L. Wieneke, Esquire, with a copy to Jack N. Zemil, Esquire, Weinberg and Green, 100 South Charles Street, Baltimore, Maryland 21201; and if to Borrower at Londontown Boulevard, Eldersburg, Maryland 21784, Attention: Mark Lieberman, with a copy to Kaye, Scholer, Fierman, Hays & Handler, 425 Park Avenue, New York, New York 10022,
Attention: Susan B. Rahm, Esquire, or to such other address as a party shall request in writing.

          (b) Lender shall provide to GECC, its successors or assigns, written notice of the Defaults by Borrower under Section 2.01 herein which require written notice be given to Borrower, within ten (10) days after providing any such required notices to the Borrower. Such notice shall be provided to GECC in accordance with Section 4.07(a) herein, at the following address:

                                        General Electric Credit Corporation
                                        292 Long Ridge Road
                                        Stamford, Connecticut 06902
                                        Attention: Region Operations Manager

with a copy to:

                                        General Electric Capital Corporation
                                        292 Long Ridge Road
                                        Stamford, Connecticut 06902

                                        Attention: Corporate Finance Services
                                                   Division Legal Counsel

     4.08 Modifications. This Deed of Trust may not be amended or modified nor shall any waiver of any provision hereof be effective except by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, modification or discharge is sought.

     4.09 Governing Law. This Deed of Trust shall be construed according to and governed by the laws of the State of Maryland, without regard to principles of conflict of law.

     4.10 Security Agreement. Borrower agrees that this Deed of Trust shall constitute a security agreement under the Uniform Commercial Code as the same is in force in the State of Maryland, and hereby grants to Trustees and Lender a security interest in all property to which Article 9 of said Uniform Commercial Code is applicable and which is described in the granting clauses hereof and the proceeds (cash and noncash) thereof. With respect to such Collateral, Lender shall have all the rights and remedies of a secured party under said Uniform Commercial Code.

     4.11 Borrower's Warranty of Authority and Capacity. Borrower represents and warrants that (a) it is a corporation organized and in good standing under the laws of the State of Delaware, (b) the execution and delivery of, and the carrying out of the transactions contemplated by the Note, this Deed of Trust, and the other Loan Documents, and the performance and observance of the terms, covenants, agreements and provisions of the Note, this Deed of Trust and the other Loan Documents will not conflict with or result in a breach of the terms or provisions of any existing law or existing rule, regulation or order of any court or governmental body, or with any agreement to which Borrower is a party, and (c) the Note, this Deed of Trust, and the other Loan Documents constitute the valid and legally binding obligations of Borrower, and are fully enforceable against Borrower in accordance with their respective terms.

     4.13 Commercial Loan. Borrower hereby warrants, represents, covenants and agrees that the Loan is being transacted solely for the purpose of carrying on or acquiring a business or commercial enterprise and that the same constitutes a commercial loan within the meaning of ss. 12-101(c) and 12-103(e) of the Commercial Law Article of the Annotated Code of Maryland.

     IN WITNESS WHEREOF, this Deed of Trust and Security Agreement has been properly executed and sealed by Borrower on the day and year first written above.


WITNESS/ATTEST:                             LONDONTOWN CORPORATION, a Delaware
                                            Corporation

/s/                                          By: /s/ Zachary C.Goldman    (SEAL)
---------------------------------               ---------------------------
   Assistant Secretary                          Zachary C.Goldman Vice President
                                                  and Chief Financial officer


STATE OF MD; City of Baltimore, to wit:


     I HEREBY CERTIFY that on this 27th day of December, 1989, before me, the subscriber, a Notary Public for the State aforesaid, personally appeared Zachary
C. Goldman, who acknowledged himself to be the Vice-President and Chief Financial Officer of Londontown Corporation, a Delaware corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized vice president of said corporation by signing on behalf of the corporation as Vice-President and Chief Financial Officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal.

My Commission expires:

July 1, 1990                           /s/ Giovanna M. Young
----------------------------------     -----------------------------------------
                                             Notary Public

     THIS IS TO CERTIFY that the within instrument was prepared by or under the supervision of the undersigned, an attorney duly admitted to practice before the Court of Appeals of Maryland.

                                             /s/ Karen S. Koening
                                             -----------------------------------
                                             Karen S. Koening ,Attorney

                                   SCHEDULE 1

                                    Insurance


         Property                                            Amount

Office and Warehouse/Distribution Facility              $14, 000, 000.00

                                    EXHIBIT A

                          DESCRIPTION OF REAL PROPERTY

               BEING A 35.733 ACRE TRACT AT LONDONTOWN BOULEVARD,
         EAST OF MARYLAND ROUTE 32, ELDERSBURG, CARROLL COUNTY, MARYLAND
         ---------------------------------------------------------------

     BEGINNING on the northeast side of the 50 foot wide right-of-way at the westernmost corner of parcel "A" containing 29.44 acres of land and shown on the plat titled "Londontown Manufacturing Company" as recorded among the Land Records of Carroll County in plat book 14 page 71, running thence binding on the west and north outlines of said parcel "A" six courses (1) North 51 degrees 00 minutes 00 seconds East 279.58 feet, (2) North 22 degrees 00 minutes 00 seconds East 997.85 feet, (3) South 46 degrees 55 minutes 54 seconds East 785.00 feet,
(4) South 75 degrees 05 minutes 24 seconds East 692.44 feet, (5) South 15 degrees 53 minutes 44 seconds West 702.42 feet,(6) South 76 degrees 22 minutes 37 seconds West 734.39 feet to the northeast side of said 50 foot wide right-of-way, thence binding thereon and binding also on the southwest outlines of said parcel "A" four courses (7) North 60 degrees 44 minutes 21 seconds West
13.88 feet (8) Northwesterly by a curve to the left with a radius of 850.00 feet, the arc distance of 207.19 feet,(9) Northwesterly by a curve to the right with a radius of 1934.77 feet the arc distance of 800.38 feet and (10) North 51 degrees 00 minutes 00 seconds West 22.00 feet to the place of beginning.

     TOGETHER WITH the right and privilege to the use, in common with others entitled thereto, of such portion of a 50-foot-wide right-of-way running along a portion of the southwesterly boundary of parcel "A" described hereunder, and continuing along the southwesterly boundary of parcel "C", as shown on the aforementioned plat, to Maryland Route 32, for the purpose of ingress, egress and regress to and from the parcels of land described hereunder and Maryland Route 32, as set forth in and subject to the terms, conditions and reservations regarding the same in the Deed dated November 26, 1988 from INTERCO INCORPORATED to INTERCO SUBSIDIARY, INC. and recorded among the Land Records of Carroll County, Maryland at Book 1122 Page 944, saving and excepting that portion of the 50 foot right-of-way conveyed to County Commissioners of Carroll County on January 31, 1977 by that certain Deed recorded among the Land Records of Carroll County, Maryland at Book 654 Page 119.

     BEING THE SAME parcels of land granted and conveyed in the Deed from INTERCO INCORPORATED to INTERCO SUBSIDIARY, INC., dated November 26, 1988 and recorded among the Land Records of Carroll County, Maryland at Book 1122, Page 944 and the Deed from INTERCO SUBSIDIARY, INC. to LONDONTOWN CORPORATION, dated November 26, 1988 and recorded among the Land Records of Carroll County, Maryland at Book 1122, Page 947.

     CONTAINING 35.733 acres of land.